Note 3 - Acquisition of Goldfield International, Inc.	6 Months Ended
Jun. 30, 2013
Notes
Note 3 - Acquisition of Goldfield International, Inc.

NOTE 3 – ACQUISITION OF GOLDFIELD INTERNATIONAL, INC.

On March 1, 2013, the Company acquired the outstanding stock of Goldfield International, Inc., a manufacture of gold mining equipment and parts located in Lindon, Utah. The acquisition was a stock purchase and therefore encompasses all of Goldfield’s business operations.

In exchange for Goldfield’s outstanding stock, the Company issued 2,000,000 shares of its common stock. The Company valued the acquisition at the fair value of the shares it issued amounting to $900,000.

In addition, the Company entered into separate agreement to acquire the personal goodwill of the seller for $100,000 payable in three installments of $33,000 due April 1, 2013, $33,000 due May 1, 2013 and $34,000 due June 1, 2013. Interest accrues on any payment that is not paid within 10 days of its respective due date. As of August 8, 2013, no payments have been paid under this agreement and the Company accrued interest of $1,301 on this obligation during the three month ended June 30, 2013, which was charged to operations

We valued the assets acquired and liabilities assumed as follows:

Current assets (including cash)	$226,809
Property and equipment	104,600
Intangibles and goodwill	886,877
Current liabilities, including
above indicating $100,000 debt	(318,286)

Total purchase price	$900,000

Management is still in the process of determining the intangibles acquired and their respective fair values.